UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019 (July 23, 2019)

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

100 Crescent Centre Parkway, Suite 800
Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of GMS Inc. (the “Company”) appointed Mitchell B. Lewis as a director, effective July 23, 2019, to serve until the 2020 annual meeting of the Company’s stockholders or until his earlier resignation or removal. The Board also appointed Mr. Lewis to serve on the Audit and the Nominating and Corporate Governance Committees of the Board. The Board has determined that Mr. Lewis is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines.

Mr. Lewis, age 57, is the current President and Chief Executive Officer and a member of the board of directors of BlueLinx Holdings Inc., a leading distributor of building and industrial products in the United States.  Prior to joining BlueLinx Holdings Inc. in 2014, Mr. Lewis held various executive roles at Euramax Holdings, Inc. (now known as OmniMax International, Inc.), a buildings products manufacturer, including as President and Chief Executive Officer from 2008 to 2013.  Prior to his service with Euramax Holdings, Inc., Mr. Lewis served as President of Amerimax Building Products, Inc., as Corporate Counsel with Alumax Inc. and practiced law with Alston & Bird LLP, specializing in mergers and acquisitions. Mr. Lewis received a Bachelor of Arts degree in Economics from Emory University and a Juris Doctor degree from the University of Michigan.

Mr. Lewis will participate in the Company’s standard non-employee director compensation arrangements as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on August 28, 2018.

Item 9.01   Financial Statement and Exhibits

(d)

Exhibit	Description

99.1	Press release announcing the appointment of a director of GMS Inc. on July 25, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: July 25, 2019	By:	/s/ Craig D. Apolinsky
		Name:	Craig D. Apolinsky
		Title:	Vice President, General Counsel and Corporate Secretary

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